Exhibit 99.1

Sunnyside Bancorp Announces Rhodium BA Holdings to Acquire Company for $18.75 per Share

IRVINGTON, N.Y – June 16, 2021 — Sunnyside Bancorp, Inc. (OTCBB: SNNY) (“Sunnyside” or the “Company”) today announced that it has entered into an agreement with Rhodium BA Holdings LLC (“Rhodium”), a New York-based private equity group, to acquire the Company and its subsidiary, Sunnyside Federal Savings and Loan Association of Irvington (“Sunnyside Federal”). The Company and DLP Bancshares have mutually agreed to terminate their previously announced merger agreement, dated March 16, 2021, (the “Initial Merger Agreement”) and Rhodium has paid a termination fee to DLP Bancshares with respect thereto.

Under the terms of the merger agreement with Rhodium, dated June 16, 2021 (the “Rhodium Merger Agreement”), shareholders of Sunnyside will receive $18.75 per share in cash. The proposed transaction, which has been approved unanimously by Sunnyside’s board of directors, is subject to the approval of the Company’s shareholders, regulatory approval and other customary closing conditions. Rhodium expects to close the transaction during the fourth quarter of 2021 or in the first quarter of 2022.

The $18.75 per share payable under the Rhodium Merger Agreement represents a 25.0% premium to the common stock closing price of $15.00 as of April 19, 2021 (the day before the public announcement of the Rhodium offer of $18.50 per share) and a 20.6% premium to the Initial Merger Agreement price of $15.55 per share.

“We are delighted to move forward with this strategic acquisition, which represents a significant premium for Sunnyside shareholders over the unaffected share price and the prior offer,” said Mark Silber, Managing Partner of Rhodium BA Holdings LLC. “Looking forward, we see a significant opportunity to grow and enhance Sunnyside by leveraging our team’s extensive banking experience to strengthen Sunnyside’s customer, financial and employee relationships.”

“We believe this transaction with Rhodium will deliver compelling and certain value to Sunnyside shareholders while positioning the Company to continue supporting our customers and communities’ expanding banking needs,” said Timothy D. Sullivan, President and CEO of Sunnyside Bancorp and Sunnyside Federal. “The Sunnyside Board regularly reviews the Company’s strategy and market opportunities to maximize shareholder value, and we are confident this transaction achieves that objective.”

Advisors

Keefe, Bruyette & Woods, a Stifel Company, served as financial advisor to Sunnyside and rendered a fairness opinion to the Sunnyside Board of Directors. Luse Gorman, PC served as Sunnyside’s legal advisor. FinPro Capital Advisors, Inc. served as financial advisor to Rhodium, and Hinman, Howard & Kattell LLP, Venable LLP, and Thompson LLP served as Rhodium’s legal advisors.

About Rhodium BA Holdings LLC

Rhodium BA Holdings LLC was formed by Mark Silber to purchase Sunnyside Bancorp, Inc. Mark Silber is a Managing Partner of Rhodium Asset Management and of Rhodium Capital Advisors, a New York-based fully integrated real estate investment firm with a primary focus on the preservation, acquisition, and management of affordable housing across the United States. Neither Rhodium Asset Management nor Rhodium Capital Advisors is participating in the purchase of Sunnyside Bancorp, Inc. Rhodium, through a special purpose subsidiary, currently owns 9.82% of the Company’s outstanding common stock.

About Sunnyside Bancorp, Inc.

Sunnyside Bancorp, Inc., headquartered in Irvington, New York, is the parent of Sunnyside Federal Savings and Loan Association, a federally chartered stock savings and loan association founded in 1930. Sunnyside Federal offers a wide range of financial services through its office located in Irvington, New York. Sunnyside Bancorp, Inc.’s common stock trades on the Over-the-Counter Bulletin Board under the symbol “SNNY.”

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe”, “expect”, “anticipate”, “estimate”, and “intend” or future or conditional verbs such as “will”, “would”, “should”, “could” or “may”. Certain factors that could cause actual results to differ materially from expected results include: the merger may involve unexpected costs, liabilities or delays; the inability to obtain the necessary regulatory or shareholder approvals or to obtain them in a timely fashion; the reaction of the companies’ customers, employees and counterparties to the proposed merger; the outcome of any legal proceedings related to the merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions; legislative and regulatory changes that adversely affect the business in which Sunnyside Bancorp, Inc., Sunnyside Federal and Rhodium BA Holdings LLC are engaged; changes in the securities markets; and other risks and uncertainties set forth in Sunnyside Bancorp’s filings with the Securities and Exchange Commission, including its most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. None of Sunnyside Bancorp, Inc., Sunnyside Federal or Rhodium BA Holdings LLC undertake, and specifically disclaim any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Important Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the merger agreement. In connection with the proposed transaction, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company intends to mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER DOCUMENTS REGARDING THE TRANSACTION THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Free copies of the definitive proxy statement and any other documents filed by the Company with the SEC may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of the definitive proxy statement and any other documents filed by the Company with the SEC can also be obtained, when they become available, free of charge, by directing a request to Sunnyside Federal Savings and Loan Association, Attn: Timothy D. Sullivan, President and Chief Executive Officer, 56 Main Street Irvington, NY 10533.

Participants in the Solicitation

Sunnyside Bancorp, Inc. and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Sunnyside Bancorp, Inc. in connection with the proposed merger. Information about the directors and executive officers of Sunnyside Bancorp, Inc. is set forth in Sunnyside Bancorp, Inc.’s Annual Report on Form 10-K filed with the SEC on March 31, 2021, Sunnyside Bancorp, Inc.’s Amendment No. 1 to Annual Report on Form 10-K/A filed with the SEC on April 30, 2021 and in the proxy statement for Sunnyside Bancorp, Inc.’s 2020 annual meeting of shareholders, as filed with the SEC on May 27, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the merger agreement may be obtained by reading the proxy statement regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Sunnyside

Timothy D. Sullivan

President and Chief Executive Officer, Sunnyside Bancorp, Inc.

tsullivan@sunnysidefederal.com

(914) 591-8000

Media

Gagnier Communications

Jeffrey Mathews / Dan Gagnier

(646) 569-5711

Rhodium@gagnierfc.com

Investors

MacKenzie Partners, Inc.

Bob Marese

(212) 929-5405